Post Balance Sheet Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
26. Post Balance Sheet Events

In March 2014, the Company entered into an underwriting agreement with JMP Securities LLC, relating to an underwritten public offering of 10,800,000 American Depositary Shares (the “ADSs”). The offering price to the public was $9.75 per ADS, and the Underwriting Agreement included the payment of a commission of $0.585 per ADS. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,600,000 ADSs at the same purchase price. The underwriters executed the option on March 18, 2014 for all of the additional ADSs. Total net proceeds amounted to $113,646,000.

The Company repaid a total of $32,000,000 of principal on outstanding debt on March 24, 2014 relating to the following (see note 16 Long Term Debt and note 25 Related Party Transactions):

•	Acquisition liability note, $12 million in principal,
•	Deerfield Facility Agreement, $15 million in principal
•	Broadfin Facility Agreement, $5 million in principal

The non-cash expense that will be recognized related to the early reimbursement of the outstanding debt amounts to $3.0 million in operating expenses and $4.7 million in interest expense.

Remaining proceeds will be used to continue the development of the Company’s product pipeline, including possible clinical trials, and for general corporate purposes.

On April 29, 2014 the Company announced the receipt of a complete response letter (CRL) from the FDA for its second NDA application from the Éclat portfolio. A CRL is issued by the FDA when the review of the file is completed and questions remain that precludes the approval of the NDA in its current form. In the CRL, the FDA noted that during a recent inspection of the manufacturing facility of the active pharmaceutical ingredient’s (API) supplier, deficiencies were found. Satisfactory resolution of these facility deficiencies is required before this application may be approved. There were no other deficiencies in the CRL. Final agreement on the draft product labeling is also pending.